UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________

FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2023
 ______________________________________________________________________________
DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
 ______________________________________________________________________________

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

DXC Technology Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) was held on July 25, 2023. The Company previously filed with the Securities and Exchange Commission a Proxy Statement, which describes in detail each of the four proposals submitted to stockholders at the Annual Meeting. No item other than the three items addressed below and described in the Proxy Statement was submitted at the Annual Meeting for stockholder action.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

1. Proposal to elect each of the eleven director nominees to the DXC Board of Directors:

DIRECTOR NOMINEES	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
David A. Barnes	165,597,579	9,292,467	253,739	14,673,628
Raul J. Fernandez	151,181,998	23,706,755	255,032	14,673,628
Anthony Gonzalez	173,391,536	1,474,503	277,746	14,673,628
David L. Herzog	163,772,113	11,091,522	280,150	14,673,628
Pinkie D. Mayfield	172,841,701	2,045,954	256,130	14,673,628
Karl Racine	171,955,794	2,927,084	260,907	14,673,628
Dawn Rogers	170,051,547	4,839,504	252,734	14,673,628
Michael J. Salvino	164,538,539	10,357,360	247,886	14,673,628
Carrie W. Teffner	171,715,263	3,215,680	212,842	14,673,628
Akihiko Washington	165,107,223	9,780,939	255,623	14,673,628
Robert F. Woods	171,603,043	3,304,598	236,144	14,673,628

Our director nominees were elected to serve for a one-year term, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2024:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
183,692,059	5,855,898	269,456	—

The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

3. Proposal to approve, on an advisory basis, the executive compensation of DXC’s named executive officers:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
162,565,969	12,202,162	375,654	14,673,628

The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

4. Proposal to approve, on an advisory basis, the frequency of future non-binding advisory votes on named executive officer compensation:

VOTES FOR 1 YEAR	VOTES FOR 2 YEARS	VOTES FOR 3 YEARS	VOTES ABSTAINED	BROKER NON-VOTES
166,814,785	430,099	7,641,566	257,335	14,673,628

A frequency of every one year was approved, having received more “FOR” votes than any other frequency option. In light of the vote, DXC has decided, consistent with the Board’s recommendation and the recommendation of the stockholders, to submit a resolution on the compensation of the named executive officers to stockholders for an advisory vote every year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on July 26, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	July 26, 2023	By:	/s/ Zafar A. Hasan
		Name:	Zafar A. Hasan
		Title:	Senior Vice President, Deputy General Counsel and Board Secretary